UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 26, 2019

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2019, HealthLynked Corp. (the “Company”) appointed Robert P. Mino, JD, MBA, MS, to its Board of Directors.

Mr. Mino is a registered patent attorney and a member of the Florida Bar. Mr. Mino has served as General Counsel of Applied Food Technologies (a testing laboratory), General Manager at Somahlution (a medical device company) and Corporate Counsel and VP, Business Development at Sancilio Pharmaceuticals (a pharmaceutical and dietary supplement company), performing on the executive leadership teams of each.

Mr. Mino began his career conducting molecular biology research before holding several positions of increasing responsibility at Sigma Aldrich, Roche Diagnostics and Applied Biosystems, respectively, starting in field sales and culminating as the strategic marketing manager N. and S. America for DNA Sequencing. In 2011, Mr. Mino opened his own law and consulting practice where he practices today. He concurrently serves as the VP, Life Sciences for the Business Development Board of Palm Beach County (FL).

Mr. Mino earned a JD, MBA, and MS (Medical Sciences) from University of Florida and a B.S. (Genetics) from the University of Georgia. He also earned a Certificate in Copyright Law from Harvard University and a Regulatory Affairs Certificate (Drug and Device) from the Regulatory Affairs Professional Society.

Mr. Mino will receive stock compensation with a value of $5,000 per quarter.

There is no arrangement or understanding between Mr. Mino and any other persons pursuant to which he was selected as a director. Mr. Mino has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 26, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

Dated: December 4, 2019	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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